Exhibit 99.1

                              CERTIFICATION OF CEO

    CERTIFICATION PURSUANT TO 19 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANCES-OXLEY ACT OF 2002

I, Robert J. Keogh, state and attest that:

1. I am the Chief Executive Officer of Heritage Bankshares, Inc.(the "Registrant").

2. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. that

     o the Annual Report of Form 10-KSB of the Registrant for the year ended December 31, 2002, (the "periodic report") containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     o the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.



Date:  March 26, 2003                            /s/ Robert J. Keogh
                                                 --------------------------
                                                 Robert J. Keogh
                                                 President and Chief Executive
                                                 Officer